                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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                       NATIONWIDE VARIABLE INSURANCE TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                       NATIONWIDE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

February 4, 2008

Dear Shareholders:

     The  enclosed  Information  Statement  details a recent  subadviser  change relating  to the NVIT  International  Value  Fund  (the  "Fund"),  a  series  of
Nationwide Variable Insurance Trust (the "Trust").

     Specifically,  the  Board  of  Trustees  (the  "Board")  of the  Trust  has
approved,  with respect to the Fund,  the  selection of  AllianceBernstein  L.P.
("AllianceBernstein")  to serve as subadviser to the Fund to manage a portion of the Fund's assets. The addition of  AllianceBernstein  as subadviser to the Fund was  effective on November 14, 2007.  The Trust has received an exemptive  order from the U.S.  Securities and Exchange Commission that allows certain subadviser changes to be made  without  shareholder  approval  (the  "Manager  of  Managers
Order").  The Manager of Managers Order instead  requires that this  Information
Statement be sent to you.

     The Board  selected  AllianceBernstein  to serve as  subadviser to the Fund upon the  recommendation  of Nationwide  Fund Advisors  ("NFA"),  the investment adviser  to  the  Fund.  This  recommendation  was  based  on  several  factors, including:

     o    the  desire  to  allocate  management  of the  assets  of the  Fund in consideration of the recent significant growth of assets of the Fund;

     o    the  desire  for  more  investment  strategy  diversification  in  the management of the Fund with the goal to increase Fund performance;

     o    AllianceBernstein's  investment process,  experience,  and performance with international value portfolios; and

     o    AllianceBernstein's  investment  personnel  who  would be  managing  a portion of the Fund.

     Please read the enclosed Information Statement for additional information.

     We   look forward to continuing to serve you and the Fund in the future.

                                  Sincerely,

                                  Eric E. Miller
                                  Secretary, Nationwide Variable Insurance Trust

                       NATIONWIDE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

                              INFORMATION STATEMENT

     The Board of Trustees (the "Board") of Nationwide  Variable Insurance Trust
(the "Trust") is furnishing this Information  Statement with respect to the NVIT
International  Value  Fund (the  "Fund").  All  owners  ("Contract  Owners")  of variable  annuity  contracts  or variable  life  insurance  policies  ("variable contracts") who, as of November 14, 2007, had selected the Fund as an underlying investment  option within their variable  contract will receive this Information
Statement.  This  Information  Statement  will be sent to Contract  Owners on or about  February  12,  2008.  The Trust has  received an  exemptive  order (the
"Manager of Managers  Order") from the U.S.  Securities and Exchange  Commission
(the  "SEC"),  which  permits  Nationwide  Fund  Advisors  ("NFA"),  the  Fund's investment  adviser, to hire new subadvisers which are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements  with the approval of the Board,  but without  obtaining  shareholder approval;  provided, among other things, that the Fund sends to its shareholders
(or,  in this  case,  the  Contract  Owners  who  have  selected  the Fund as an investment option) an information statement describing any new subadviser within
90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
         WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

     The Trust,  on behalf of the Fund, has entered into an Investment  Advisory
Agreement  with NFA.  Pursuant to the  Investment  Advisory  Agreement,  NFA may
select one or more  subadvisers  for the Fund and  supervises  the Fund's  daily business  affairs,  subject to the supervision  and direction of the Board.  NFA selects  subadviser(s)  it  believes  will  provide  the Fund with high  quality investment  management services consistent with the Fund's investment objective.
NFA is responsible for the overall monitoring of the Fund's subadviser(s).

     Effective November 14, 2007,  AllianceBernstein L.P.  ("AllianceBernstein")
is a  subadviser  to a  portion  of  the  Fund's  assets.  AllianceBernstein  is independent of NFA, and discharges its responsibilities subject to the oversight and  supervision  of NFA.  AllianceBernstein  is paid by NFA  from  the fees NFA receives from the Fund. In accordance with procedures  adopted by the Board, the
subadvisers   may  effect   portfolio   transactions   through   an   affiliated
broker-dealer  that receives  brokerage  commissions in connection  therewith as permitted by applicable law.

     The purpose of this  Information  Statement  is to report the  selection of
AllianceBernstein,  located at 1345 Avenue of the Americas,  New York,  New York
10105,  as a subadviser to the Fund.  AllianceBernstein  began serving as a Fund subadviser on November 14, 2007,  following action taken by the Board on October
25, 2007 to approve  AllianceBernstein as a subadviser to the Fund. The decision by the Board to  approve  AllianceBernstein  as a  subadviser,  as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

     As part of NFA's duties to select and supervise  the Fund's  subadviser(s),
NFA is responsible for communicating performance expectations to, and evaluating the  performance  of a  subadviser  and  recommending  to the Board  whether new subadvisers  should be hired or whether a  subadviser's  contract with the Trust should be renewed,  modified or terminated.  NFA  periodically  provides written reports to the Board  describing  the results of its  evaluation  and monitoring functions.

     In recent  years,  there has been  significant  growth of the assets of the
Fund  attributable  to the  capital  appreciation  of assets of the Fund and the increased  number of shareholders  investing in the Fund. In order to manage the
Fund effectively in consideration of this significant growth, NFA believes it is in the best interest of the Fund and its shareholders to allocate  management of the assets of the Fund to an additional  subadviser.  In addition,  NFA believes that there should be more investment strategy  diversification in the management of the Fund with the goal to increase Fund performance.

     NFA  conducted  a broad  search and review of  potential  subadvisers.  NFA extensively  researched and analyzed many factors  before  choosing to recommend
AllianceBernstein as a subadviser,  including the performance record, investment strategies,  and strength and depth of management of potential subadvisers.  All potential  subadvisers,  with at least a five-year track record in international value  portfolios,  were identified.  The universe of potential  subadvisers was then reviewed on relative performance.  For those potential subadvisers that met the performance  requirements,  a number of qualitative and quantitative factors were applied,  including  whether the potential  subadviser is recognized within
the  mutual  fund  industry  for  its  international   value   capabilities  and
performance, whether the potential subadviser is a competitor with NFA or any of its  affiliates,  and  whether  the  potential  subadviser  is able to  manage a significant  amount of additional assets before reaching its maximum capacity in the  applicable  international  value  strategy.  Discussions  and  on-site  due diligence visits were then conducted with a number of the potential  subadvisers that met the above qualitative and quantitative measures.

AllianceBernstein

     Of the list of proposed subadvisers,  NFA believed  AllianceBernstein to be
the  best  overall   selection  as  an   additional   subadviser  to  the  Fund.
AllianceBernstein  was  selected  for a number of reasons,  including  its:  (1)
investment  strategy;   (2)  screening  process;   (3)  portfolio   construction
methodology;  (4)  buy/sell  discipline;  and  (5)  performance  and  investment management team.  AllianceBernstein's  investment strategy is to buy stocks with the greatest amount of long-term earnings for the best price.  AllianceBernstein believes  that  investors  often  overreact to near-term  events,  assuming that current  conditions - good or bad - will remain  unchanged.  This,  according to
AllianceBernstein,  causes securities to become mispriced relative to their true
values  or  long-term   earnings   prospects   and  create   compelling   buying
opportunities. AllianceBernstein uses its deep fundamental research capabilities to distinguish  those companies that are undergoing  temporary stress from those that deserve their depressed valuations, and looks to exploit mispricing created by investor overreaction.

     The  management  of and  investment  decisions  for the portion of the Fund allocated to  AllianceBernstein is made by the  AllianceBernstein  International
Value Portfolio through the International  Value Investment Policy Group. Sharon
E. Fay,  Kevin F. Simms,  Henry S.  D'Auria and Eric Franco are the  senior-most members of the Investment Policy Group.

     Ms. Fay, CFA, executive vice president of  AllianceBernstein,  is the chief investment  officer of Global Value Equities and senior portfolio  manager.  Ms.
Fay has been  responsible for all portfolio  management and research  activities relating to international  cross-border and non-U.S. value investment portfolios of the firm since 2003. Since 1999, Ms. Fay has been chief investment officer of the firm's U.K. and European Value Equities. Ms. Fay joined AllianceBernstein in
1990 as a research  analyst in investment  management and was promoted to senior portfolio  manager in 1995.  She has a BA from Brown  University and an MBA from
Harvard University.

     Mr. Simms is co-chief  investment officer of International  Value Portfolio for  AllianceBernstein in addition to his role as director of research of Global and  International  Value Equities,  a position he has held since 2000.  Between
1998 and 2000,  Mr.  Simms  served as director  of research of Emerging  Markets
Value Equities.  He joined  AllianceBernstein in 1992 as a research analyst, and his  industry  coverage  over the next six years  included  financial  services, telecommunications  and utilities.  He earned a BSBA from Georgetown  University and an MBA from Harvard Business School.

     Mr. D'Auria is co-chief investment officer of International Value Portfolio of  AllianceBernstein  as well as chief  investment  officer of Emerging Markets
Value   Equities.   Mr.   D'Auria   was   one  of  the   chief   architects   of
AllianceBernstein's  global  research  department,  which he  managed  from 1998 through  2002.  Over the years,  he has also  served as  director of research of
Small Cap Value  Equities  and  director of research of Emerging  Markets  Value
Equities.  Mr.  D'Auria joined the firm in 1991 as a research  analyst  covering consumer and natural gas companies,  and he later covered the financial services industry.  He earned a BA from  Trinity  College  and is a  Chartered  Financial
Analyst.

     Mr. Franco is a senior portfolio manager for International and Global Value
Equities,  a position he has held since joining  AllianceBernstein  in 1998. Mr.
Franco's efforts focus on the firm's  quantitative  and risk-control  strategies within the Value Equities unit, and works  extensively  with  international  and global value clients, primarily in North America. Prior to joining Bernstein, he was an actuary in the consulting practice at Kwasha Lipton for 16 years, working with large  multinationals  on the design and funding of their pension and other employee  benefits  plans.  Mr. Franco earned a BA in Economics from  Georgetown
University and is a Chartered Financial Analyst.

     Based  on  the   foregoing   factors,   NFA  decided  to   recommend   that
AllianceBernstein serve as a subadviser to the Fund.

BOARD CONSIDERATIONS

     At an in-person  Board  meeting held on September 13, 2007 and at a special meeting of the Board on October 25, 2007, the Board,  including the Trustees who are not considered  "interested  persons"  under the  Investment  Company Act of
1940,  (the "1940 Act")  ("Independent  Trustees"),  discussed  and  unanimously approved the subadvisory agreement among the Trust, NFA, and  AllianceBernstein, on behalf of the Fund.  The Trustees had been provided  with detailed  materials relating  to  AllianceBernstein  in advance  of the  meetings.  The  Independent
Trustees met in executive  session with their independent legal counsel prior to the  meetings to discuss  information  relating  to the change and the  possible effect on the Fund. The material  factors and conclusions  that formed the basis for the approval are discussed below.

     The   Nature,   Extent,   and   Quality  of  the   Services   Provided   by
AllianceBernstein,  as Subadviser.  The Board  believed that increased  strategy diversification  in the management of the Fund could increase Fund  performance.
The  Board  noted   AllianceBernstein's   investment   experience  and  positive
performance with  international  value  portfolios.  The Board also examined and considered the investment personnel of AllianceBernstein  that would be managing the portion of the Fund allocated to AllianceBernstein.

     The Board then considered whether to approve the subadvisory agreement with
AllianceBernstein.  The Board considered that the addition of  AllianceBernstein as a subadviser to a portion of the Fund and  AllianceBernstein's  complimentary investment style could increase Fund performance.  The Board stated their belief that any change in subadviser  should not result in a change in the fees paid by the  Fund.  The  Board  noted  that  NFA  proposed  to  pay  AllianceBernstein's subadvisory fees out of the advisory fee that NFA receives.  As a result,  there would be no change in the advisory fees paid by the Fund.

     Based on this information, the Board concluded that the nature, extent, and quality of the  subadvisory  services to be provided by  AllianceBernstein  were appropriate  for the  Fund in  light  of its  investment  objective,  and  thus, unanimously agreed to approve the subadvisory agreement.

     The Investment  Performance of the Fund. As previously discussed above, the
Board evaluated the Fund's investment performance and considered the performance of the  portfolio  managers  who are  expected  to manage  the Fund on behalf of
AllianceBernstein.  The Board also reviewed the  comparative  performance of the
Fund  based  on data  provided  by  Lipper.  The  Trustees  concluded  that  the historical  investment  performance  record of the  portfolio  managers  who are expected  to  manage  the Fund,  in  combination  with  various  other  factors, supported a decision to approve the subadvisory agreement.

     Fee Levels.  The Board  considered  the Fund's  overall fee level and noted
that  the  overall  expenses  of the  Fund  would  remain  the  same  under  the subadvisory agreement, as AllianceBernstein's  fees are paid out of the advisory fee that NFA receives from the Fund.

     Economies of Scale.  The Board noted that the Fund's  current  advisory and subadvisory fee schedules include breakpoints that are intended to result in fee reductions over time as assets increase.

     Profitability;  Fall-Out  Benefits.  The  Board  considered  the  factor of profitability to AllianceBernstein  as a result of the subadvisory  relationship with the Fund. In addition,  the Board  considered  the factor of whether or not any  "fall-out" or ancillary  benefits  would accrue to  AllianceBernstein  as a result  of its  relationship  with the  Fund.  However,  since  the  subadvisory relationship with AllianceBernstein is new, the Board determined that it was not possible to accurately assess either factor at this time.

     Terms of the  Subadvisory  Agreement.  The Board  reviewed the terms of the subadvisory  agreement  and noted that the terms are  identical  in all material respects as the terms of the subadvisory agreements that the Trust currently has in place with its other unaffiliated  subadvisers.  The Board concluded that the terms were fair and reasonable.

     Conclusion.  The Board,  including all of the Independent Trustees,  having considered each of the foregoing factors, concluded that each factor supported a determination to approve the subadvisory  agreement.  No single factor alone was determinative  in the decision of the Board,  rather the totality of the factors taken together informed the Board's  decisions.  The Board of Trustees concluded that the approval of the subadvisory  agreement was in the best interests of the
Fund and its respective  shareholders  and unanimously  approved the subadvisory agreement.

THE SUBADVISORY AGREEMENT

     The subadvisory  agreement with  AllianceBernstein,  dated October 25, 2007
(the "Agreement"),  was approved by the Board on October 25, 2007. In accordance with the Manager of Managers  Order,  the Agreement will not be submitted to the
Fund's shareholders for their approval.  The following is a brief summary of the material terms of the Agreement.

     Term.  The  Agreement  has an initial  term that expires on May 1, 2009 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board.  The Agreement can be terminated on not more than 60 days written  notice by NFA,  the Trust on behalf  of the  Fund,  a  majority  of the outstanding voting securities of the Fund, or  AllianceBernstein.  The Agreement
terminates automatically if assigned by any party.

     Fees.   Under  the   Agreement,   the   annual   fee   payable  by  NFA  to
AllianceBernstein  (as a percentage  of the Fund's  average daily net assets) is set forth in the table attached as Exhibit A.

     Duties.  Under the  Agreement,  NFA is  responsible  for assigning all or a portion  of the  Fund's  assets  to  AllianceBernstein  and for  overseeing  and reviewing the performance of  AllianceBernstein.  Under the current arrangement,
AllianceBernstein  will  manage  approximately  55% of the  assets  of the Fund.
AllianceBernstein  is required to manage the Fund in accordance  with the Fund's investment  objective and policies,  subject to the  supervision  of NFA and the
Board.

     Brokerage. Under the Agreement, AllianceBernstein is authorized to purchase
and  sell   securities  on  behalf  of  the  Fund  through  brokers  or  dealers
AllianceBernstein  selects  and to  negotiate  commissions  to be  paid  on such transactions.  In doing so,  AllianceBernstein  is  required  to use  reasonable efforts  to obtain  the most  favorable  price and  execution  available  but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another  broker might have charged in return for  brokerage and research services.

     Indemnification.  Under the Agreement, AllianceBernstein and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Fund or the
Fund's  shareholders  in the absence of willful  misfeasance,  bad faith,  gross negligence  or  reckless  disregard  of its  duties  under  the  Agreement.  The
Agreement   provides   that  nothing  in  the   Agreement,   however,   relieves
AllianceBernstein from any of its obligations under federal and state securities laws and other applicable law.

     AllianceBernstein is required,  under the Agreement,  to indemnify NFA, the
Trust, the Fund and their respective  affiliates and controlling persons for any liability  or  expenses  sustained  by them as a result  of  AllianceBernstein's willful  misfeasance,  bad faith,  gross negligence,  reckless  disregard of its duties or  violation  of  applicable  law.  The  Agreement  contains  provisions pursuant  to  which  NFA is  required  to  indemnify  AllianceBernstein  for any liability  and  expenses  which may be  sustained  as a result of NFA's  willful misfeasance,  bad faith,  gross negligence,  reckless disregard of its duties or violation of  applicable  law. The Trust is required,  under the  Agreement,  to indemnify AllianceBernstein, its affiliates and its controlling persons, for any liability  and  expenses  sustained  by them as a result of the Trust's  willful misfeasance,  bad faith,  gross negligence,  reckless disregard of its duties or violation of applicable law.

     Regulatory  Pronouncements.  The Agreement also includes provisions arising
from  regulatory   changes.   These   provisions   include  a  requirement  that
AllianceBernstein  establish  and maintain  written  proxy voting  procedures in compliance with current,  applicable laws and  regulations,  including,  but not limited  to,  Rule  30b1-4  under the 1940 Act.  Also,  the  provisions  include
language   required   by  Rule   17a-10   under   the  1940  Act  that   permits
AllianceBernstein to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Fund, subject to certain prohibitions on consultations between AllianceBernstein and other subadvisers to funds affiliated with the Fund.

     Further Information.  The foregoing  description of the Agreement is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-0102 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-0102 (upon
payment   of  any   applicable   fees);   or  (iii)  at  the  SEC's   website  -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT ALLIANCEBERNSTEIN

     AllianceBernstein is located at 1345 Avenue of the Americas,  New York, New
York 10105 and is wholly-owned by  AllianceBernstein  Corporation  ("ABC").  The following  table sets forth the name and principal  occupation of each principal executive  officer and each  director of ABC. The address of each person  listed below is 1345 Avenue of the Americas, New York, New York 10105.

   ------------------------------------ ----------------------------------------
   Name                                 Title
   ------------------------------------ ----------------------------------------

   Lewis Allan Sanders                  Chairman and Chief Executive Officer
                                        of ABC
   ------------------------------------ ----------------------------------------

   Robert Henry Joseph Jr.              Senior Vice President and Chief
                                        Financial Officer of ABC
   ------------------------------------ ----------------------------------------

   Mark R. Manley                       Senior Vice President, Deputy General
                                        Counsel, Assistant Secretary of ABC,
                                        and Chief Compliance Officer
   ------------------------------------ ----------------------------------------

   Gerald M. Lieberman                  Director, President and Chief
                                        Operating Officer of ABC
   ------------------------------------ ----------------------------------------

   Christopher Mark Condron             Director of ABC
   ------------------------------------ ----------------------------------------

   Lorie A. Slutsky                     Director of ABC
   ------------------------------------ ----------------------------------------

   Dominique Carrel-Billiard            Director of ABC
   ------------------------------------ ----------------------------------------

   Peter Etzenbach                      Director of ABC
   ------------------------------------ ----------------------------------------

   Weston Milliken Hicks                Director of ABC
   ------------------------------------ ----------------------------------------

   Richard Dziadzio                     Director of ABC
   ------------------------------------ ----------------------------------------

   Alan Wright Smith                    Director of ABC
   ------------------------------------ ----------------------------------------

   Henri de la Croix de Castries        Director of ABC
   ------------------------------------ ----------------------------------------

   Denis Duverne                        Director of ABC
   ------------------------------------ ----------------------------------------

   Peter Joseph Torbin                  Director of ABC
   ------------------------------------ ----------------------------------------

     AllianceBernstein  does  not act as an  investment  adviser  or  investment subadviser  for any  other  series  of the  Trust  having a  similar  investment objective as the Fund.

MORE ABOUT FEES AND EXPENSES

     The Fund pays NFA an  investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the table attached as Exhibit B.

     During the fiscal year ended  December 31, 2007,  the Fund paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

     As of November 14, 2007, the Fund had issued and  outstanding the shares in the amounts as set forth in the table attached as Exhibit D.

     As of November 14, 2007, to the Trust's knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or  investment  power over more than 5% of the outstanding shares of any class of the Fund.

     As of November 14, 2007,  the Executive  Officers and Trustees of the Trust
as a group  owned  less  than 1% of the  outstanding  shares of any class of the
Fund.

     Although  Contract  Owners are not being  asked to vote on the  approval of
AllianceBernstein  as subadviser to the Fund, the Trust is required by the rules of the SEC to summarize the voting rights of Contract Owners.  Whenever a matter
affecting  the  Fund  requires  shareholder   approval,  a  shareholder  meeting
generally will be held and a proxy statement and proxy/voting  instruction forms will be sent to the Fund's shareholders and to Contract Owners who have selected the Fund as an  underlying  mutual fund option.  Contract  Owners do not vote on such matters  directly  because  they are not  shareholders  of the Fund.  These separate  accounts  will then vote the  shares of the Fund  attributable  to the
Contract Owners. If voting instructions are not received,  the separate accounts will vote the  shares of the Fund for which  voting  instructions  have not been received in  proportion  (for,  against,  or abstain) to those for which  timely voting instructions have been received.  As a result, those Contract Owners that choose to vote,  as compared  with their actual  percentage  of ownership of the
Fund, may control the outcome of the vote. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote.  Contract  Owners will also be  permitted to revoke  previously  submitted voting  instructions  in  accordance  with  instructions  contained in the proxy statement sent to the Fund's shareholders and to Contract Owners.

     The foregoing  description  of Contract Owner voting rights with respect to the Fund is only a brief summary of these rights.  Whenever shareholder approval of a  matter  affecting  the  Fund is  required,  the  proxy  statement  sent to shareholders  and to Contract  Owners will fully  describe the voting  rights of
Contract  Owners  and  the  voting  procedures  that  will  be  followed  at the shareholder meeting.

     Currently,  Nationwide Fund Distributors LLC ("NFD"),  an affiliate of NFA,
acts  as  the  Trust's  principal  underwriter.   Under  the  terms  of  a  Fund
Administration  and Transfer  Agency  Agreement,  Nationwide Fund Management LLC
("NFM"), an indirect  wholly-owned  subsidiary of Nationwide Financial Services,
Inc. ("Nationwide  Financial"),  provides various  administrative and accounting services,  including  daily  valuation  of the  Fund's  shares,  preparation  of financial  statements,  tax returns, and regulatory reports, and presentation of quarterly  reports to the Board of Trustees.  NFM also serves as transfer  agent and dividend disbursing agent for the Fund. Prior to May 1, 2007,  Nationwide SA
Capital   Trust  (then  known  as  "Gartmore  SA  Capital   Trust")   served  as
administrator  to the Fund,  although  NFM (which  was then  known as  "Gartmore
Investors  Services,  Inc.") served as transfer agent. The address for NFA, NFD, and NFM is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct majority-owned  subsidiary of Nationwide  Corporation.  All of the  common  stock  of  Nationwide  Corporation  is  held by  Nationwide  Mutual
Insurance  Company (95.2%) and Nationwide  Mutual Fire Insurance Company (4.8%),
each of which is a mutual company owned by its policy  holders.  The address for
each  of  Nationwide  Financial,   Nationwide  Corporation,   Nationwide  Mutual
Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide
Plaza, Columbus, Ohio 43215.

     No Officer or Trustee of the Trust is an officer,  employee, or director of
AllianceBernstein, nor do any such Officers or Trustees own securities issued by
AllianceBernstein  or have any other  material  direct or  indirect  interest in
AllianceBernstein.

     The Trust will furnish  without  charge,  a copy of the Trust's most recent
Annual Report to shareholders and Semiannual  Report to shareholders  succeeding the Annual  Report,  if any,  upon  request.  This request may be made either by writing  to the  Trust  at the  address  contained  on the  first  page  of this
Information Statement or by calling toll-free (800) 848-6331.  The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

                                  By Order of the Board of Trustees of
                                  Nationwide Variable Insurance Trust,

                                  Eric E. Miller, Secretary

February 4, 2008

                                    EXHIBIT A

                                SUBADVISORY FEES

     The annual fee payable by NFA to AllianceBernstein  (as a percentage of the
Fund's  average daily net assets under  AllianceBernstein's  management)  is set forth in the following table.

---------------------------------- ---------------------------------------------------------
Fund Name                          Subadvisory Fees
---------------------------------- ---------------------------------------------------------

NVIT International Value Fund      0.72% on assets up to $25 million;
                                   0.54% on assets of $25 million and more but less than
                                   $50 million;
                                   0.45% on assets of $50 million and more but less than
                                   $100 million;
                                   0.36% on assets of $100 million or more.
---------------------------------- ---------------------------------------------------------

                                    EXHIBIT B

                            INVESTMENT ADVISORY FEES

     The Fund pays NFA an  investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the following table.

--------------------------------- ---------------------------------------------------------
Fund Name                         Advisory Fees
--------------------------------- ---------------------------------------------------------

NVIT International Value Fund     0.75% on assets up to $500 million;
                                  0.70% on assets of $500 million or more but less than
                                  $2 billion;
                                  0.65% on assets of $2 billion and more.
--------------------------------- ---------------------------------------------------------

                                    EXHIBIT C

                      INVESTMENT ADVISORY FEES PAID TO NFA

     The chart below sets forth the investment advisory fees paid by the Fund to
NFA for the year  ended  December  31,  2007.  The  amount  indicated  is net of waivers.

-------------------------------------- --------------------------------------
                            Fund         Advisory Fees ($)
-------------------------------------- --------------------------------------

NVIT International Value Fund                                  $1,689,385.95
-------------------------------------- --------------------------------------

                                    EXHIBIT D

     As of November 14, 2007, the Fund had issued and  outstanding the shares in the amount set forth in the table attached below.

--------------------------------------- ----------------------------------------
                            Fund           Number of Shares Outstanding
--------------------------------------- ----------------------------------------

NVIT International Value Fund
--------------------------------------- ----------------------------------------

  Class I                                                           169,015.144
--------------------------------------- ----------------------------------------

  Class II                                                          145,390.628
--------------------------------------- ----------------------------------------

  Class III                                                       8,155,089.781
--------------------------------------- ----------------------------------------

  Class IV                                                        3,370,041.983
--------------------------------------- ----------------------------------------

  Class VI                                                        15,223,329.56
--------------------------------------- ----------------------------------------

                                    EXHIBIT E

     As of November 14, 2007, to the Trust's knowledge, no person, except as set forth in the table below,  had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class  (collectively,  the "shares") of the Fund:

------------------------------------------- -------------------------------------- --------------------------------------
Name and Address of Shareholder             Number of Shares Beneficially Owned    Percentage of the class Held by the
                                                                                   Shareholder
------------------------------------------- -------------------------------------- --------------------------------------

NVIT International Value Fund Class I

------------------------------------------- -------------------------------------- --------------------------------------

NATIONWIDE INVESTMENT SERVICES CORP.                                  169,015.144                                100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- -------------------------------------- --------------------------------------

NVIT International Value Fund Class II

------------------------------------------- -------------------------------------- --------------------------------------

NATIONWIDE INVESTMENT SERVICES CORP                                   145,390.628                                100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- -------------------------------------- --------------------------------------

NVIT International Value Fund Class III

------------------------------------------- -------------------------------------- --------------------------------------

NATIONWIDE INVESTMENT SERVICES CORP.                                5,299,842.159                                 64.99%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- -------------------------------------- --------------------------------------

NATIONWIDE INVESTMENT SERVICES CORP.                                1,649,541.083                                 20.23%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- -------------------------------------- --------------------------------------

NATIONWIDE INVESTMENT SERVICES CORP.                                1,128,333.300                                 13.84%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- -------------------------------------- --------------------------------------

NVIT International Value Fund Class IV

------------------------------------------- -------------------------------------- --------------------------------------

NATIONWIDE INVESTMENT SERVICES CORP.                                2,651,802.957                                 78.69%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- -------------------------------------- --------------------------------------

NATIONWIDE INVESTMENT SERVICES CORP.                                  718,239.026                                 21.31%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- -------------------------------------- --------------------------------------

NVIT International Value Fund Class VI

------------------------------------------- -------------------------------------- --------------------------------------

NATIONWIDE INVESTMENT SERVICES CORP.                               15,223,236.374                                100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- -------------------------------------- --------------------------------------